Exhibit 10.75.1

AMENDMENT NO. 1

TO THE

UNIFIED GROCERS, INC.

CASH BALANCE PLAN

Unified Grocers, Inc. (the “Company”) hereby amends the above-named plan (the “Plan”), effective as of January 1, 2002, as follows:

1. The fourth sentence of Section 7.3(b) of the Plan is hereby amended in its entirety to read as follows:

“In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision shall be applied by substituting ‘five-year period’ for ‘one-year period.’”

* * * * * *

The Company has caused this Amendment No. 1 to be signed on the date indicated below, to be effective as indicated above.

“Company”

UNIFIED GROCERS, INC.

Dated: November 29, 2011	By:	/s/ Robert M. Ling, Jr.

	Its:	President and General Counsel